UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

May 2, 2005 Date of report (Date of earliest event reported)

PETER KIEWIT SONS’, INC. (Exact name of Registrant as specified in its Charter)

Delaware	000-23943	91-1842817
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kiewit Plaza, Omaha Nebraska	68131
(Address of Principal Executive Offices)	(Zip Code)

(402) 342-2052 (Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 2, 2005, Bruce E. Grewcock, President and CEO of Peter Kiewit Sons’, Inc. (the “Corporation”) issued a letter to Stockholders of the Corporation announcing that the Corporation’s Board of Directors had declared a cash dividend of $.50 per share, to be paid on May 2, 2005 to stockholders of record at the close of business on April 29, 2005.

The letter is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETER KIEWIT SONS’, INC.
By: /s/ Tobin A. Schropp
Date: May 2, 2005	Tobin A. Schropp, Senior Vice President